Exhibit 99.1

Corporate Presentation September 30, 2018 NASDAQ: RGSE

Forward Looking Statements

NASDAQ: RGSE

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy's results of operations and financial positions, and RGS Energy's business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words "plan," "future," "may," "will," "expect," "hypothetical," and "estimate" and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: the ability to obtain requisite product certification of POWERHOUSE™ 3.0; RGS Energy's ability to successfully commercialize POWERHOUSE™ 3.0 during 2019; in future years achieve market share; RGS Energy's ability to satisfy the conditions and obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy's ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; RGS Energy's ability to realize revenue from sales of POWERHOUSE™ arising from the California Energy Commissions' mandate for solar systems with new home building commencing in 2020; RGS Energy's ability to realize revenue from written reservations for initial POWERHOUSE™ deliveries; and RGS Energy's ability to obtain future purchase orders for POWERHOUSE™ deliveries; competition in the built-in photovoltaic solar system business; RGS Energy's ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims and warranty claims related to the POWERHOUSE™ 3.0 business; the performance of the Solar Division; cost and availability of raw materials; RGS Energy's ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results; the adequacy of, and access to, capital necessary to implement its revenue growth strategy; RGS Energy's ability to satisfy the conditions to receive additional funds underlying the investor promissory notes received in the 2018 convertible note offering; RGS Energy's ability to satisfy equity conditions and other covenants in the transaction documents for the offering of convertible notes due April 9, 2019; whether RGS Energy will receive any proceeds from exercise of common stock warrants; rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation such as net energy metering; the continuation and level of government and utility incentives for solar energy; changes in general economic, business and political conditions, including tariffs on imported solar cells and changes in the financial markets; non-compliance with NASDAQ continued listing standards; The impact on future hypothetical earnings per share of future employee incentive compensation by cash bonuses and stock option awards; and other risks and uncertainties included in the Company's filings with the Securities and Exchange Commission.

You should read the section entitled "Risk Factors" in our 2017 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q for the quarters ended March 30, 2018 and June 30, 2018, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company's registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name "Real Goods Solar, Inc."

© Copyright 2018-2017 Real Goods Solar, Inc. All Rights Reserved.

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NASDAQ: RGSE We’ve Reinvented the Company Exclusive worldwide manufacturer of POWERHOUSE™, an innovative and visually stunning in - roof solar shingle using technology developed by The Dow Chemical Company America’s Original Solar Company: 40 - years selling, designing and installing residential & commercial, solar systems HQ in Denver, Colorado – ~130 employees across U.S. 3 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

Key Stats & Company Update: NASDAQ (RGSE)

RGS RETHINK YOUR ROOF NASDAQ: RGSE

Stock Price *(09/28/2018)*	**$0.40**
52 Week Low-High	$0.30 - $3.25
Avg. Vol. *(3 Month)*	3.33M
Shares Outstanding[1]	~57M
Insider Holdings *(est.)*	~1%
Market Cap	~$23M
Employees	~130
Revenue *(mrq)*	$3.6M
Operating Loss from Cont. Ops. *(mrq)*	$4.1M

($000's omitted)	**2nd Quarter 2018** *(reported)*	**Pro Forma Adjustments** *(Unaudited)*	**Pro Forma 2nd Quarter 2018[2]** *(Unaudited)*
Cash	$1,541	$10,155	$11,696
Convertible Debt, net	$290	$(55)	$235
Stockholders' Equity	$(123)	$9,020	$8,897

Company Update

- Awarded the worldwide license to manufacture POWERHOUSE™ through 2034
- Product certification process is underway for next generation POWERHOUSE™ 3.0
- Written POWERHOUSE™ reservations to-date exceed $111M in potential annual revenue
- Well-positioned to take advantage of continuing government mandates for solar on new homes

Focused on Commercializing POWERHOUSE™ 3.0

Data source: Nasdaq.net and Company. (mrq) – most recent quarter as of June 30, 2018. 1) As of Sept 30, 2018. 2) The pro forma results present the Company's balance sheet as if the net proceeds from the issuance of Class A shares for convertible notes and warrants were received during the period July 1, 2018 through September 30, 2018. The pro forma Stockholders' Equity does not include the operating loss for the quarter ended September 30, 2018. POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

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NASDAQ: RGSE Why POWERHOUSE™ 3.0 5 Next Generation POWERHOUSE™ 3.0 engineered to significantly reduce price • Strategic Decision – use traditional Silicon Solar Cells instead of CIGS • This Decision requires us to product certify POWERHOUSE™ 3.0 POWERHOUSE™ 3.0 POWERHOUSE™ 2.0 Solar Cells: Half Cut Mono - PERC Silicon Copper Indium Gallium Selenide (“CIGS”) Energy Production: 55 - 65 watt 32 - 40 watt POWERHOUSE™ Cost: Engineered to Capture the Market POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Annual U.S. Addressable Market for POWERHOUSE™ 7 million annual U.S. new residential construction and reroofs California’s new solar mandate requires almost all new homes, condos and apartment buildings be equipped with solar power beginning in 2020 Capturing 1% of the addressable U.S. market for POWERHOUSE™ - potential $1 Billion in revenue 6 Demand Our Customer Addressable Annual Market 1% Market Penetration Average System Size (kW) Average Price per POWERHOUSE™ Kit 4 Hypothetical Future Annual Revenue Reroof – Age 1 Local Roofer ~4,400,000 44,000 6.3 $18,600 $818,400,000 Reroof – Insurance Claims 2 Local Roofer ~1,400,000 14,000 6.3 18,600 260,400,000 New Homebuilder 3 Homebuilders ~1,300,000 13,000 4.0 11,800 153,400,000 Total: ~7,100,000 71,000 $1,232,200,000 1) Q3 2017 US Bureau Estimated of total US housing units divided by 20 year average roof life, 2) ISO 2011 to 2015 Homeowner Los ses Ranked by Claim Frequency, 3) US Census Bureau – Monthly New Residential Construction, April 2018), 4) POWERHOUSE™ kit includes shingles, inverter, monitoring and non - electrical balance - of - system & freight. POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

Why we are focused on commercializing POWERHOUSE™

RGS RETHINK YOUR ROOF
NASDAQ: RGSE

Hypothetical Net Income & EPS based on Market Share of U.S. Addressable Market



Hypothetical Net Income
Hypothetical EPS
$13.6M
$43.3M
$0.42
$104.5M
$1.01
$238.6M
$2.31
Reservations through 9/28/18
One Quarter of One Percent
One Half of One Percent
One Percent

Hypothetical examples of earnings per share at varying degrees of market share in future years, ranging from one-quarter of one percent of the addressable market to one percent of the addressable market

U.S. Addressable Market Share:	POWERHOUSE™ Professional Reservations as of Sept 28 2018	One Quarter of One Percent	One Half of One Percent	One Percent
POWERHOUSE annual revenue	$111,000,000	$250,000,000	$500,000,000	$1,000,000,000
Hypothetical gross profit percentage	29%	31%	34%	37%
POWERHOUSE Gross profit	32,213,101	77,500,000	170,000,000	370,000,000
POWERHOUSE Division expenses *(5% of revenue)*	(4,207,923)	(6,750,000)	(12,000,000)	(22,000,000)
POWERHOUSE license fee *(2.5% of revenue)*	(2,666,064)	(5,829,000)	(11,405,000)	(22,644,000)
Contribution from Traditional Solar Operations	0	0	0	0
Corporate expenses (current run rate)	(7,200,000)	(7,200,000)	(7,200,000)	(7,200,000)
Pre-tax income	18,139,114	57,721,000	139,395,000	318,156,000
Taxes @ 25%	(4,534,778)	(14,430,250)	(34,848,750)	(79,539,000)
Hypothetical net income	$13,604,335	$43,290,750	$104,546,250	$238,617,000
Hypothetical Shares Outstanding:				
Shares outstanding	57,100,000	57,100,000	57,100,000	57,100,000
Convertible Note financing	35,200,000	35,200,000	35,200,000	35,200,000
Common stock warrants	9,700,000	9,700,000	9,700,000	9,700,000
Employee stock options	1,300,000	1,300,000	1,300,000	1,300,000
Full diluted shares outstanding	103,300,000	103,300,000	103,300,000	103,300,000
Hypothetical EPS	***$0.13***	**$0.42**	**$1.01**	**$2.31**
Hypothetical Cash from exercise of common stock warrants:*				$20,000,000

**Hypothetical as if all investors elect cash exercise except Series Q placement agent warrant holders following a future increase in RGS stock price; the majority of warrants have exercise prices at or below $3.10 per share.*

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POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE How we are going to Commercialize POWERHOUSE™ 8 Manufacturing B2B Sales & Distribution POWERHOUSE™ Professionals Sell, install and provide workmanship warranty Homeowner Homebuilders & Local Roofers American and International (tbd) Brand Awareness Call center, TV, Trade shows, etc. RGS trains Professionals to install RGS revenue recognized at shipping of POWERHOUSE™ POWERHOUSE™ designed and assembled in the USA RGS will sell to POWERHOUSE™ Professionals (Roofers) and Homebuilders POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Why Homeowners are going to want POWERHOUSE™ Multiple benefits: x Recoup their investment with future savings on electrical bills, which keep going up. x Investment tax credit and local incentives x Owning an energy efficient home that is good for the planet x Homes with solar power sell faster than equivalent homes without 1 x Homebuyers are even more interested when solar systems are pre - installed 1 Peace of mind: x POWERHOUSE™ uses technology developed by The Dow Chemical Company x There are already over 1,000 POWERHOUSE™ installations nationwide x RGS Product Warranty Monitor energy, environmental savings & carbon footprint with an Award Winning product 9 Based on a Massachusetts home assuming optimal roof orientation and pitch, free from shade. Estimated savings based on 25 years. Added home value based on study by Lawrence Berkeley National Laboratory, April 2011. *Savings include 5 - year SREC value 1) According to the National Renewable Energy Laboratory POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE 10 RGS 365™ award winning web portal and phone application available to POWERHOUSE™ Professionals and their customers RGS 365™ Customer Management Software POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Why POWERHOUSE™ Professionals Will Love POWERHOUSE™ 3.0 11 An affordable solar shingle Easy to install and cost can be blended with the general construction Aesthetically superior compared to traditional rack and mount Offers panel efficiency in - line with the majority of traditional solar panels Uses technology developed by a trusted brand, The Dow Chemical Company POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license Strong Competitive Advantages with a Product Having Unique Features & Benefits

NASDAQ: RGSE Why Homebuilders are going to want POWERHOUSE™ 12 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license Cost of asphalt roof 2,776 sqft home 1 $7,728 $0 $5,093 Solar system size (watts) 6,000 6,000 6,000 Cost of roof installation per watt $1.29 $0.00 $0.85 Cost of solar system installation in watts Nationwide Average 2 $3,73 Tesla (full roof with solar) 3 $8.14 RGS POWERHOUSE™ Equipment kit 4 $2.80 Installation Labor 5 $0.25 Electrical BOS 5 $0.25 $0.25 $0.25 All - in cost per watt to Homebuilders $5.02 $8.14 $4.15 1. National Association of Home Builders, “Cost of Constructing a Home”, posted December 1, 2017 2. EnergySage, “How Much Do Solar Panels Cost in the U.S. in 2018?”, posted April 22, 2018 3. EnergySage, “Tesla solar roof cost vs. Solar panels: worth the premium?”, posted April 22, 2018 4. POWERHOUSE™ kit includes shingles, inverter, monitoring, and non - electrical balance of system 5. pickmysolar.com, “The Cost of Solar”, posted on October 21, 2016

NASDAQ: RGSE Strong Manufacturers & Suppliers Partnership Top 10 Tier 1 solar cell & module manufacturer in China with a current annual manufacturing capacity of over 4.5 gigawatts Will supply all the solar components and wire harness connectors for POWERHOUSE™ 3.0 One of the fastest growing multi - national thermoplastic resin distributors serving custom injection molders in North America Will supply the polypropylene plastic resin for the base assembly of POWERHOUSE™ 3.0 One of the nation’s top injection molders Agreed to dedicate resources required to support up to $138 million of annual POWERHOUSE™ revenue. HQ in Northeast Indiana, world - class capabilities in injection molding & paint finishing . Supplier for earlier generations of the POWERHOUSE™ product. Supplier for all POWERHOUSE™ 3.0 molded polymer components fully assembled, with all solar components, wire harnesses and other parts required to deliver a finished product to RGS Energy customers. How We Will Manufacture POWERHOUSE™ 13 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license Creative Liquid Coatings

NASDAQ: RGSE Nationwide Distribution Partner Venture Global Solutions (VGS), a third party logistic (3PL) division of Venture Logistics VGS will enable RGS to distribute POWERHOUSE™ 3.0 kits to roofers and homebuilders in 50 states and Canada VGS will provide cutting - edge 3PL services for POWERHOUSE™, including network optimization, warehousing and final packaging VGS will optimize shipping routes to minimize freight costs NASDAQ: RGSE 14

NASDAQ: RGSE We will have a Moat around our Business The Dow Chemical Company holds numerous patents covering all components of the POWERHOUSE™ 3.0 solar shingles technology, all of which are now exclusively licensed to RGS until 2034. The patents not only cover the U.S. but Australia, Canada, China, European Patent Office, France, Germany, Japan, Mexico, & The United Kingdom allowing for future international expansion. 15 Building integrated photovoltaics have high barriers to entry “The product or services that have wide, sustainable moats around them are the ones that deliver rewards to investors” – Warren Buffett POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Key Takeaways The solar future is POWERHOUSE™ • Exclusive worldwide licensee to manufacture POWERHOUSE™ until 2034 • POWERHOUSE™ 3.0. will have attractive price point to customers Addressable market for POWERHOUSE™ is huge • Building integrated photovoltaics with high barriers to entry - “moats” • Opportunity to materially grow future income Solar Mandate in California in 2020 on all new homes Manufacturing supply chain in place POWERHOUSE™ Revenue expected first quarter of 2019 16 POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license

NASDAQ: RGSE Contact Us RGS Energy Headquarters 110 16 th Street, Suite 300 Denver, CO 80202 Company Contact Tyler Clarke Director, IR & Corp. Development Tel 303.222.8344 Investor Relations Contact Capital Market Access, LLC (CMA) Ron Both, Managing Partner Tel 949.432.7566 RGSE@cma.team 17 www.rgsenergy.com www.rgspowerhouse.com www.facebook.com/rgsenergy www.twitter.com/rgsenergy Disclaimer: Information on websites listed above is not incorporated by reference into this presentation.